Taxes (Details) - USD ($)	6 Months Ended
	Mar. 31, 2022	Mar. 31, 2021
Taxes (Details) [Line Items]
Foreign tax rate	25.00%
Preferential tax treatment, description	Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for their HNTE status every three years. Jiangxi Universe, one of the Company’s main operating subsidiaries in the PRC, was approved as a HNTE and is entitled to a reduced income tax rate of 15% beginning November 2016 with a term of three years. In December 2019, Jiangxi Universe successfully renewed its HNTE certification with local government and will continue to enjoy the reduced income tax rate of 15% for another three years through December 2022. Universe Trade, another operating subsidiary of the Company in the PRC, was approved as a HNTE and is entitled to a reduced income tax rate of 15% beginning December 2020 with a term of three years. However, as a trading company, Universe Trade failed to continue qualifying for the reduced income tax rate of 15% since October 2021, which was determined by the local tax authority. EIT is typically governed by the local tax authority in the PRC. Each local tax authority at times may grant tax holidays to local enterprises as a way to encourage entrepreneurship and stimulate local economy. The corporate income taxes for the six months ended March 31, 2022 and 2021 were reported at a blended reduced rate as a result of certain of the PRC subsidiaries of the Company’s being approved as a HNTE and enjoying a 15% reduced income tax rate.
PRC corporate income taxes (in Dollars)	$ 355,117	$ 68,788
Tax holidays on net income per share (in Dollars per share)	$ 0.02	$ 0.004
HONG KONG
Taxes (Details) [Line Items]
Subject to profit taxes rate	16.50%	16.50%